NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

X. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $13,548.51
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $10,997.35
+ Annual Premium*                                       $ 3,500.00
- Premium Expense Charge**                              $   175.00
- Monthly Deduction***                                  $   496.30
- Mortality & Expense Charge****                        $   126.48
+ Hypothetical Rate of Return*****                     -$   151.07
                                                        ----------
=                                                       $   13,549  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                    COI
-----                 --------
 1                    $  41.32
 2                    $  41.33
 3                    $  41.33
 4                    $  41.34
 5                    $  41.35
 6                    $  41.35
 7                    $  41.36
 8                    $  41.37
 9                    $  41.38
10                    $  41.38
11                    $  41.39
12                    $  41.40

Total                 $ 496.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----             ----------
 1                $  (12.91)
 2                $  (12.85)
 3                $  (12.79)
 4                $  (12.73)
 5                $  (12.68)
 6                $  (12.62)
 7                $  (12.56)
 8                $  (12.50)
 9                $  (12.44)
10                $  (12.38)
11                $  (12.33)
12                $  (12.27)

Total             $ (151.07)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 13,548.51
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $     9,945  (rounded to the nearest dollar)

XI. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,299.65
                     = $400,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 12,828.55
+ Annual Premium*                                      $  3,500.00
- Premium Expense Charge**                             $    175.00
- Monthly Deduction***                                 $    493.39
- Mortality & Expense Charge****                       $    142.99
+ Hypothetical Rate of Return*****                     $    782.48
                                                       -----------
=                                                      $    16,300  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               --------
 1                  $  41.12
 2                  $  41.12
 3                  $  41.12
 4                  $  41.12
 5                  $  41.12
 6                  $  41.12
 7                  $  41.12
 8                  $  41.11
 9                  $  41.11
10                  $  41.11
11                  $  41.11
12                  $  41.11

Total               $ 493.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
 1                  $  64.94
 2                  $  64.99
 3                  $  65.04
 4                  $  65.08
 5                  $  65.13
 6                  $  65.18
 7                  $  65.23
 8                  $  65.28
 9                  $  65.33
10                  $  65.38
11                  $  65.43
12                  $  65.48

Total               $ 782.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 16,299.65
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    12,696  (rounded to the nearest dollar)

XII. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,528.23
                     = $400,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 14,893.14
+ Annual Premium*                                      $  3,500.00
- Premium Expense Charge**                             $    175.00
- Monthly Deduction***                                 $    490.05
- Mortality & Expense Charge****                       $    161.61
+ Hypothetical Rate of Return*****                     $  1,961.74
                                                       -----------
=                                                      $    19,528  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               --------
 1                  $  40.90
 2                  $  40.89
 3                  $  40.88
 4                  $  40.87
 5                  $  40.86
 6                  $  40.84
 7                  $  40.83
 8                  $  40.82
 9                  $  40.81
10                  $  40.80
11                  $  40.78
12                  $  40.77

Total               $ 490.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
 1                  $   158.34
 2                  $   159.25
 3                  $   160.17
 4                  $   161.09
 5                  $   162.02
 6                  $   162.96
 7                  $   163.91
 8                  $   164.86
 9                  $   165.82
10                  $   166.79
11                  $   167.77
12                  $   168.76

Total               $ 1,961.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 19,528.23
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    15,924  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

XIII. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,718.81
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $78,701.46
+ Annual Premium*                                       $25,000.00
- Premium Expense Charge**                              $ 1,250.00
- Monthly Deduction***                                  $ 3,749.45
- Mortality & Expense Charge****                        $   903.74
+ Hypothetical Rate of Return*****                     -$ 1,079.46
                                                        ----------
=                                                       $   96,719  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----               ----------
 1                  $   312.02
 2                  $   312.10
 3                  $   312.18
 4                  $   312.26
 5                  $   312.34
 6                  $   312.41
 7                  $   312.49
 8                  $   312.57
 9                  $   312.65
10                  $   312.73
11                  $   312.81
12                  $   312.89

Total               $ 3,749.45

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----               -----------
 1                  $    (92.34)
 2                  $    (91.90)
 3                  $    (91.47)
 4                  $    (91.03)
 5                  $    (90.60)
 6                  $    (90.17)
 7                  $    (89.74)
 8                  $    (89.30)
 9                  $    (88.87)
10                  $    (88.44)
11                  $    (88.01)
12                  $    (87.58)

Total               $ (1,079.46)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 96,718.81
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    75,879  (rounded to the nearest dollar)

XIV. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,454.31
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 91,849.42
+ Annual Premium*                                      $ 25,000.00
- Premium Expense Charge**                             $  1,250.00
- Monthly Deduction***                                 $  3,717.42
- Mortality & Expense Charge****                       $  1,022.38
+ Hypothetical Rate of Return*****                     $  5,594.69
                                                       -----------
=                                                      $   116,454  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----               ----------
 1                  $   309.85
 2                  $   309.84
 3                  $   309.83
 4                  $   309.81
 5                  $   309.80
 6                  $   309.79
 7                  $   309.78
 8                  $   309.77
 9                  $   309.76
10                  $   309.74
11                  $   309.73
12                  $   309.72

Total               $ 3,717.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
 1                  $   464.66
 2                  $   464.94
 3                  $   465.22
 4                  $   465.50
 5                  $   465.79
 6                  $   466.08
 7                  $   466.36
 8                  $   466.65
 9                  $   466.94
10                  $   467.23
11                  $   467.52
12                  $   467.81

Total               $ 5,594.69

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 116,454.31
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $     95,614  (rounded to the nearest dollar)

XV. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,623.44
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 106,675.98
+ Annual Premium*                                      $  25,000.00
- Premium Expense Charge**                             $   1,250.00
- Monthly Deduction***                                 $   3,680.64
- Mortality & Expense Charge****                       $   1,156.14
+ Hypothetical Rate of Return*****                     $  14,034.24
                                                       ------------
=                                                      $    139,623  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----               ----------
 1                  $   307.40
 2                  $   307.28
 3                  $   307.16
 4                  $   307.04
 5                  $   306.91
 6                  $   306.79
 7                  $   306.66
 8                  $   306.54
 9                  $   306.41
10                  $   306.28
11                  $   306.15
12                  $   306.02

Total               $ 3,680.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----               -----------
 1                  $  1,133.44
 2                  $  1,139.82
 3                  $  1,146.26
 4                  $  1,152.75
 5                  $  1,159.29
 6                  $  1,165.88
 7                  $  1,172.53
 8                  $  1,179.23
 9                  $  1,185.99
10                  $  1,192.80
11                  $  1,199.67
12                  $  1,206.59

Total               $ 14,034.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 139,623.44
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $    118,783  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

XVI. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $12,917.89
                     = $400,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $10,492.25
+ Annual Premium*                                       $ 3,500.00
- Premium Expense Charge**                              $   175.00
- Monthly Deduction***                                  $   633.26
- Mortality & Expense Charge****                        $   121.26
+ Hypothetical Rate of Return*****                     -$   144.84
                                                        ----------
=                                                       $   12,918  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               --------
 1                  $  45.22
 2                  $  45.23
 3                  $  45.24
 4                  $  45.25
 5                  $  45.26
 6                  $  45.27
 7                  $  45.28
 8                  $  45.29
 9                  $  45.29
10                  $  45.30
11                  $  45.31
12                  $  45.32

Total               $ 543.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ---------
 1                  $  (12.44)
 2                  $  (12.38)
 3                  $  (12.31)
 4                  $  (12.24)
 5                  $  (12.17)
 6                  $  (12.10)
 7                  $  (12.04)
 8                  $  (11.97)
 9                  $  (11.90)
10                  $  (11.83)
11                  $  (11.77)
12                  $  (11.70)

Total               $ (144.84)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 12,917.89
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $     9,314  (rounded to the nearest dollar)

XVII. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $15,567.96
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 12,259.58
+ Annual Premium*                                      $  3,500.00
- Premium Expense Charge**                             $    175.00
- Monthly Deduction***                                 $    630.24
- Mortality & Expense Charge****                       $    137.21
+ Hypothetical Rate of Return*****                     $    750.83
                                                       -----------
=                                                      $    15,568  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               --------
 1                  $  45.02
 2                  $  45.02
 3                  $  45.02
 4                  $  45.02
 5                  $  45.02
 6                  $  45.02
 7                  $  45.02
 8                  $  45.02
 9                  $  45.02
10                  $  45.02
11                  $  45.02
12                  $  45.02

Total               $ 540.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
 1                  $  62.60
 2                  $  62.59
 3                  $  62.59
 4                  $  62.58
 5                  $  62.58
 6                  $  62.57
 7                  $  62.57
 8                  $  62.56
 9                  $  62.56
10                  $  62.55
11                  $  62.54
12                  $  62.54

Total               $ 750.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 15,567.96
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    11,964  (rounded to the nearest dollar)

XVIII. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $18,680.79
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 14,253.75
+ Annual Premium*                                      $  3,500.00
- Premium Expense Charge**                             $    175.00
- Monthly Deduction***                                 $    626.68
- Mortality & Expense Charge****                       $    155.20
+ Hypothetical Rate of Return*****                     $  1,883.92
                                                       -----------
=                                                      $    18,681  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----               --------
 1                  $  44.78
 2                  $  44.77
 3                  $  44.76
 4                  $  44.75
 5                  $  44.74
 6                  $  44.73
 7                  $  44.72
 8                  $  44.71
 9                  $  44.70
10                  $  44.69
11                  $  44.67
12                  $  44.66

Total               $ 536.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
 1                  $   152.67
 2                  $   153.44
 3                  $   154.21
 4                  $   154.98
 5                  $   155.77
 6                  $   156.56
 7                  $   157.35
 8                  $   158.16
 9                  $   158.97
10                  $   159.78
11                  $   160.61
12                  $   161.43

Total               $ 1,883.92

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 18,680.79
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    15,077  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

XIX. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $94,681.25
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                       $77,118.97
+ Annual Premium*                                       $25,000.00
- Premium Expense Charge**                              $ 1,250.00
- Monthly Deduction***                                  $ 4,241.05
- Mortality & Expense Charge****                        $   887.09
+ Hypothetical Rate of Return*****                     -$ 1,059.58
                                                        ----------
=                                                       $   94,681  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----               ----------
 1                  $   345.40
 2                  $   345.50
 3                  $   345.59
 4                  $   345.69
 5                  $   345.78
 6                  $   345.87
 7                  $   345.97
 8                  $   346.06
 9                  $   346.16
10                  $   346.25
11                  $   346.34
12                  $   346.44

Total               $ 4,151.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----               -----------
 1                  $    (90.87)
 2                  $    (90.40)
 3                  $    (89.93)
 4                  $    (89.46)
 5                  $    (89.00)
 6                  $    (88.53)
 7                  $    (88.06)
 8                  $    (87.60)
 9                  $    (87.13)
10                  $    (86.67)
11                  $    (86.20)
12                  $    (85.74)

Total               $ (1,059.58)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 94,681.25
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    73,841  (rounded to the nearest dollar)

XX. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $114,105.35
                     = $2,000,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 90,071.36
+ Annual Premium*                                      $ 25,000.00
- Premium Expense Charge**                             $  1,250.00
- Monthly Deduction***                                 $  4,206.17
- Mortality & Expense Charge****                       $  1,004.01
+ Hypothetical Rate of Return*****                     $  5,494.17
                                                       -----------
=                                                      $   114,105  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----               ----------
 1                  $   343.04
 2                  $   343.03
 3                  $   343.03
 4                  $   343.03
 5                  $   343.02
 6                  $   343.02
 7                  $   343.01
 8                  $   343.01
 9                  $   343.00
10                  $   343.00
11                  $   342.99
12                  $   342.99

Total               $ 4,116.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
 1                  $   457.33
 2                  $   457.42
 3                  $   457.51
 4                  $   457.61
 5                  $   457.70
 6                  $   457.80
 7                  $   457.89
 8                  $   457.99
 9                  $   458.08
10                  $   458.18
11                  $   458.28
12                  $   458.37

Total               $ 5,494.17

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 114,105.35
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $     93,265  (rounded to the nearest dollar)

XXI. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $136,918.77
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 104,682.58
+ Annual Premium*                                      $  25,000.00
- Premium Expense Charge**                             $   1,250.00
- Monthly Deduction***                                 $   4,166.09
- Mortality & Expense Charge****                       $   1,135.87
+ Hypothetical Rate of Return*****                     $  13,788.15
                                                       ------------
=                                                      $    136,919  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----               ----------
 1                  $   340.37
 2                  $   340.25
 3                  $   340.12
 4                  $   340.00
 5                  $   339.87
 6                  $   339.74
 7                  $   339.62
 8                  $   339.49
 9                  $   339.36
10                  $   339.22
11                  $   339.09
12                  $   338.96

Total               $ 4,076.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----               -----------
 1                  $  1,115.72
 2                  $  1,121.61
 3                  $  1,127.55
 4                  $  1,133.54
 5                  $  1,139.57
 6                  $  1,145.65
 7                  $  1,151.79
 8                  $  1,157.97
 9                  $  1,164.21
10                  $  1,170.49
11                  $  1,176.83
12                  $  1,183.22

Total               $ 13,788.15

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 136,918.77
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $    116,079  (rounded to the nearest dollar)